American Beacon AHL Managed Futures Strategy Fund

Supplement dated August 13, 2025 to the

Summary Prospectus dated May 1, 2025

Effective immediately, Giuliana Bordigoni of AHL Partners LLP (“AHL”) is added as a Portfolio Manager for the American Beacon AHL Managed Futures Strategy Fund (the “Fund”). In addition, effective immediately, Otto van Hemert will retire from his position as a Portfolio Manager for the Fund. Accordingly, effective immediately, the following changes are made to the Fund’s Summary Prospectus:

1.	On page 9 of the Summary Prospectus, under the heading “Management - Portfolio Managers,” the information regarding AHL Partners LLP is deleted and replaced with the following:

AHL Partners LLP	Russell Korgaonkar Head of Systematic/ Chief Investment Officer, Man AHL Since Fund Inception (2014)	Giuliana Bordigoni Director of Alpha Research, Man AHL Since 2025

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

AHLMF-20250813